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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                            ------------------------

       Date of Report (Date of earliest event reported): November 12, 2002


                                 IMMUNOGEN, INC.
               (Exact name of registrant as specified in its Charter)


       Massachusetts                 0-17999                 04-2726691
(State or other jurisdiction       (Commission             (IRS Employer
     of incorporation)             File Number)          Identification No.)


             128 Sidney Street, Cambridge, Massachusetts       02139
              (Address of principal executive offices)       (Zip Code)


       Registrant's telephone number, including area code: (617) 995-2500


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ITEM 9.  REGULATION FD DISCLOSURE

On November 12, 2002, the Registrant filed its Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2002 with the Securities and Exchange Commission. In connection with the filing of the Form 10-Q, attached hereto as exhibits are certifications of the Registrant's Chief Executive Officer and Chief Financial Officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

These certifications are being furnished herewith solely to accompany the Form 10-Q, pursuant to 18 U.S.C. Section 1350, are not being filed for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended and are not to be incorporated by reference into any of the Registrant's filings with the Securities and Exchange Commission, whether filed prior to or after the furnishing of these certifications, regardless of any general or specific incorporation language in any such filing.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits.

99.1 Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code)



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                                    ImmunoGen, Inc.
                                                    (Registrant)

Date:    November 12, 2002                          /s/ Gregg D. Beloff
                                                    ---------------------------
                                                    Gregg D. Beloff
                                                    Chief Financial Officer
                                                    and Vice President, Finance